Exhibit 99.1


  1. Joint Filing. Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

  2. Power of Attorney. Know all persons by these presents that each person whose signature appears below constitutes and appoints David G. Brown, W. Robert Cotham, J. Taylor Crandall and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments to the Schedule 13D, and any reports filed pursuant to Section 16 of the Securities Exchange Act of 1934, filed on behalf of each of them with respect to their beneficial ownership of Integrated Orthopaedics, Inc. and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or such person or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


  DATED:



                               FW INTEGRATED ORTHOPAEDICS
                                 INVESTORS, L.P.

                               By:  Group 31, Inc., general partner

                               By: /s/ J. Taylor Crandall
                                  J. Taylor Crandall
                                  President


                               GROUP 31, INC.

                               By:  /s/ J. Taylor Crandall
                                    J. Taylor Crandall
                                    President


                                  /s/ J. Taylor Crandall
                                  J. Taylor Crandall


                               FW INTEGRATED ORTHOPAEDICS
                                 INVESTORS II, L.P.

                               By:  FW Group Genpar, Inc.,
                                    general partner


                               By: /s/ David G. Brown
                                  David G. Brown
                                  President


                               FW GROUP GENPAR, INC.


                               By:  /s/ David G. Brown
                                    David G. Brown
                                    President


                                  /s/ David G. Brown
                                  David G. Brown


                               GROUP SPECIAL INVESTMENTS, INC.


                               By:   /s/ J. Taylor Crandall
                                     J. Taylor Crandall
                                     President